6-1162-KJJ-058


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235



Subject:	Letter Agreement No. 6-1162-KJJ-058 to
		Purchase Agreement No. 1810 - ***


This Letter Agreement amends Purchase Agreement
No. 1810 dated January 19, 1994 (the Agreement) between
The Boeing Company (Boeing) and Southwest Airlines Co.
(Buyer) relating to the sale by Boeing and the purchase by Buyer of ninety-four (94) Block "T" Model 737-7H4 aircraft (the Aircraft) and to Letter Agreement
No. 6-1162-RLL-933R9 dated even date herewith, entitled
"Option Aircraft," to the extent it relates to the sale by Boeing and purchase by Buyer of twenty-five (25)
Block "U" additional Model 737-7H4 aircraft (the Option
Aircraft) and one hundred seventy one (171) Block "V"
Rollover Option Aircraft (the Rollover Option
Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.


***

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*** 	Pursuant to 17 CFR, 240.24b-2, confidential
	information has been omitted and has been filed separately with the Securities and Exchange
	Commission pursuant to a Confidential Treatment
	Application filed with the Commission.

	1.1 	***

	1.2	***

	1.3	***

	1.4	***


2.	***


3.	***



4.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By   /s/ Alan Mulally

Its   Attorney-in-Fact
	President
	Commercial Airplanes Group

ACCEPTED AND AGREED TO as of this
date: June 22, 2000

SOUTHWEST AIRLINES CO.

By   /s/ Herb Kelleher

Its  CEO



Southwest Airlines Co.
6-1162-RLL-058
P.A. No. 1810	SA-13
K/SWA